UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                            FORM 8-K/A

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            July 15, 2004
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                            Date of Report
                   (Date of Earliest Event Reported)

            ORIENTAL AUTOMOTIVE PARTS DEVELOPMENT (CHINA), LTD.
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          (Exact Name of Registrant as Specified in its Charter)

                              DELAWARE
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             (State or Other Jurisdiction of Incorporation)

             000-50024                              55-0793382
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 (Commission File Number)            (I.R.S. Employer Identification No.)

               1926 Cao An Road, Shanghai, 201824, China
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      (Address of Principal Executive Offices, including ZIP Code)

                          (973) 882-8857
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           Registrant's Telephone Number, including Area Code

                           Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)




Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On July 9, 2004, Oriental Automotive Parts Development (China) Co., Ltd. (the "Company") dismissed Demetrius & Co., LLC, and engaged Rosenberg Rich Baker Berman & Co., P.A. as its independent public accountants. The decision to dismiss Demetrius & Co., LLC and appoint Rosenberg Rich Baker Berman & Co., P.A was approved by the Board of Directors of the Company.

Demetrius & Co., LLC served as the Company's independent public accountants for the period from February 27, 2004 to July 9, 2004, during which Demetrius & Co., LLC issued a report for the period from January 28, 2003 (date of inception) to December 31, 2003.

During the period from February 27, 2004, to Demetrius & Co., LLC's dismissal on July 9, 2004, there were no disagreements between the Company and Demetrius & Co., LLC. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Demetrius & Co., LLC would have caused Demetrius & Co., LLC to make reference to the matter of the disagreement(s) in connection with its reports. In addition, during the period from February 27, 2004 to July 9, 2004, the date of Demetrius & Co., LLC's dismissal, there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

At no time prior to July 9, 2004, did the Company (or anyone on behalf of it) consult with Rosenberg Rich Baker Berman & Co., P.A. on matters regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was the subject of a disagreement with Demetrius & Co., LLC or a reportable event, as defined in
Item 304(a)(2) of Regulation S-B.

The Company has provided Demetrius & Co., LLC with a copy of a Current Report on Form 8-K prior to the Company's filing with the SEC. The Company requested that Demetrius & Co., LLC furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. Such letter from Demetrius & Co., LLC is filed herewith as Exhibit 16.1.


Item 7.  Financial Statements and Exhibits


Exhibit No.               Description
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16.1           Letter from Demetrius & Co., LLC.




                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Oriental Automotive Parts Development (China) Co., Ltd.



By: /s/ Yizhong Wu
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Yizhong Wu, Chief Financial Officer


Date:  July 23, 2004